UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2018

CESCA THERAPEUTICS INC.

 (Exact Name of Registrant as Specified in Charter)

Delaware	333-82900	94-3018487
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2711 Citrus Road, Rancho Cordova, California	95742
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 753-0624

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

          Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                                               ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Standard; Transfer of Listing.

On June 27, 2018, Cesca Therapeutics Inc. (the “Company”) received a letter from The Nasdaq Stock Market (“Nasdaq”) indicating that the Company is required to maintain a minimum bid price of $1 per share. The Company’s closing bid price has been less than $1 for the last 30 consecutive business days. As such, the Company is not compliant with the minimum bid price requirement under Nasdaq Listing Rule 5550(a)(2).

The letter from Nasdaq provides the Company with a compliance period of 180 calendar days, or until December 24, 2018, to regain compliance with the minimum bid price requirement. If at any time during this 180 day compliance period the closing bid price of the Company’s stock is at least $1 for a minimum of 10 consecutive business days, then Nasdaq will provide the Company with written confirmation of compliance and the matter will be closed.

If compliance cannot be demonstrated by December 24, 2018, the Company may be eligible for additional time.  To qualify, the Company will be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards on the Capital Market (except the bid price requirement), and will need to provide written notice of its intention to cure the deficiency during the second compliance period.  The notice states that, if the Company meets these standards, then the Company may be eligible to have an additional 180 calendar day compliance period.  If the Company is not granted an additional 180 day calendar period, then NASDAQ will provide written notification that the Company’s securities will be subject to delisting.  At that time, the Company may appeal the determination to delist its securities to a Hearings Panel.  There can be no assurance that the Company will regain compliance or otherwise maintain compliance with the other listing requirements.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on June 22, 2018 (the “Annual Meeting”). The Company previously filed with the SEC its Definitive Proxy Statement and related materials pertaining to the Annual Meeting on April 30, 2018. On the record date of April 23, 2018, there were 11,482,064 shares of the Company’s common stock outstanding and eligible to vote. At the Annual Meeting, the stockholders: (i) elected the five (5) persons identified below to serve as directors of the Company to hold office until the Company’s 2019 Annual Meeting of Stockholders or until their successors are duly elected and qualified, (ii) approved an amendment to the Company’s 2016 Equity Incentive Plan, (iii) approved the potential issuance of in excess of 19.99% of the Company’s outstanding common stock upon the conversion of the Company’s convertible debt facility; and (iv) ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The final results of stockholder voting on the four (4) proposals were as follows:

1.	To approve the election of the following individuals as directors to the Board of Directors:

Xiaochun Xu
For	7,632,190
Withhold	31,432
Broker Non-Votes	2,657,636
Uncast	0

Vivian Liu(1)
For	7,556,510
Withhold	107,112
Broker Non-Votes	2,657,636
Uncast	0

Russell Medford
For	7,629,803
Withhold	33,819
Broker Non-Votes	2,657,636
Uncast	0

Joseph Thomis
For	7,631,695
Withhold	31,927
Broker Non-Votes	2,657,636
Uncast	0

Mark Westgate
For	7,631,707
Withhold	31,915
Broker Non-Votes	2,657,636
Uncast	0

James Xu
For	7,622,758
Withhold	40,864
Broker Non-Votes	2,657,636
Uncast	0
(1)	As reported in the Company’s Form 8-K filed with the SEC on June 13, 2018, Vivian Liu has resigned from the Company’s Board of Directors and will not accept reelection.

2.	To approve an amendment to the Company’s 2016 Equity Incentive Plan:

For	7,601,299
Against	57,265
Abstain	5,058
Broker Non-Votes	2,657,636
Uncast	0

3.	To approve the potential issuance of in excess of 19.99% of the Company’s outstanding common stock upon the conversion of the Company’s convertible debt facility:

For	7,595,658
Against	63,628
Abstain	4,336
Broker Non-Votes	2,657,636
Uncast	0

4.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018:

For	10,216,017
Against	71,848
Abstain	33,393
Broker Non-Votes	0
Uncast	0

The stockholders did not vote on any other matters at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CESCA THERAPEUTICS INC.
(Registrant)
Dated: June 28, 2018	/s/ Jeff Cauble
Jeff Cauble, Principal Financial and Accounting Officer